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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 4, 2005
                                                         ----------------


                                EFC BANCORP, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

  Delaware                        1-13605                      36-4193304
------------                      -------                      ----------
(State or other             (Commission File Number)          (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

                1695 Larkin Avenue, Elgin, Illinois             60123
                -----------------------------------             -----
               (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (847) 741-3900
                                                           --------------

                                 Not Applicable
       -------------------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.04    TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
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             PLANS.
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         This Form 8-K is being filed to provide notice of a blackout period under the Elgin Financial Center, SB 401(k) Employee Benefit Plan and Trust (the "Plan"). On November 4, 2005, we provided notice to our directors, executive officers and employees of the blackout, which will suspend trading in the Plan's EFC Bancorp, Inc. Stock Fund for administrative purposes to allow the Plan's recordkeeper to process merger consideration election forms in connection with the proposed merger of EFC Bancorp, Inc. with and into MAF Bancorp, Inc. The blackout period will begin December 5, 2005 and is expected to end on January 5, 2006. The notice being sent to our Section 16 insiders is being filed as Exhibit
99.1 to this Form 8-K and is incorporated by reference into this Item.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
             ---------------------------------

        (a)  Financial Statements of Businesses Acquired: Not applicable

        (b)  Pro Forma Financial Information:  Not applicable

        (c)  Exhibits

             Number       Description
             ------       -----------

             99.1 Notice sent to directors and executive officers of EFC Bancorp, Inc. on November 4, 2005



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EFC BANCORP, INC.


Dated:  November 7, 2005                By:/s/ Eric J. Wedeen
                                           -------------------------------------
                                           Eric J. Wedeen
                                           Chief Financial Officer and
                                           Senior Vice President